UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21484
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2010
DATE OF REPORTING PERIOD: November 1, 2009 through April 30, 2010

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Strategic Total Return Fund (CSQ)

Semiannual Report April 30, 2010

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Calamos Investments: Expertise and Foresight

Since our founding in 1977, Calamos Investments has been committed to addressing the investment needs of individual and institutional investors. For more than 30 years, clients have admired our adherence to a single investment approach: to seek a proper balance between risks and opportunities. Much of our success is due to our consistent application of our core belief when it comes to investment management: one-team, one-process. A single team of investment professionals analyzes the entire capital structure of a company prior to selecting individual securities for the portfolios. The versatility of our approach, our disciplined focus on risk management, and our goal of consistently achieving superior returns for our clients are three pillars that support our ongoing prosperity. Leveraging founder John P. Calamos, Sr.’s expertise in the complex convertible market, the company has evolved from a small boutique manager into a global, growth-focused investment firm that offers multiple investment vehicles across equity, fixed-income and alternative strategies.

We invite you to review our semiannual report.

  TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Commentary	4

Schedule of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes In Net Assets	15

Statement of Cash Flows	16

Notes to Financial Statements	17

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

About Closed-End Funds	29

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	30

The Calamos Investments Advantage	31

Calamos Closed-End Funds	32

Letter to Shareholders

About the Fund

•	The Fund’s dynamic asset allocation approach and broad investment universe—including equities, higher yielding convertible and corporate bonds—provides enhanced opportunities for income and total returns.

•	Invests primarily in securities of U.S. issuers.

Dear current and prospective shareholders:

Since 1977, our experience and the evolution of our one-team, one-process approach to investing have continued to meet the investment needs of our individual and institutional investors through many uncertain times and volatile markets. Our goal is to find the optimal balance between opportunity and risk, allowing our investors to take advantage of market gains while minimizing the impact of downward markets. At Calamos Investments, a single team of experts manages all of our strategies including equity, fixed-income and alternative strategies. Our unique process allows us to dynamically invest in a combination of asset classes where we see opportunity.

In 1985, we created our first mutual Fund and one of the first convertible securities mutual Funds by utilizing our experience managing institutional portfolios. Over the years, we have built upon that experience to create many investment strategies in open-end and closed-end Fund formats. Beginning in 1996, we began offering global investment strategies to capitalize on investment opportunities around the world.

In 2002, we launched our first closed-end Fund to great success. Closed-end Funds are long-term investments, the majority of which focus on providing monthly distributions, but there are important differences among individual closed-end Funds.

Today, we manage a total of five closed-end Funds. While each closed-end Fund has a different risk profile, the overall objectives are consistent. Calamos’ closed-end Funds can be grouped into two broad categories: enhanced fixed-income Funds and total return Funds. Each of our closed-end Funds invests in a combination of asset classes, maintaining the potential for capital appreciation and providing sources of income.

Enhanced Fixed-Income Funds

Portfolios positioned to pursue high current income from investment income and capital gains.

–	Convertible Opportunities and Income Fund (CHI)—invests in high yield and convertible securities, primarily in U.S. markets.

–	Convertible and High Income Fund (CHY)—invests in high yield and convertible securities, primarily in U.S. markets.

Strategic Total Return Fund Letter to Shareholders SEMIANNUAL REPORT	1

Letter to Shareholders

–	Global Dynamic Income Fund (CHW)—invests in equities and higher yielding convertible securities and corporate bonds in both U.S. and non-U.S. markets.

Total Return Funds

Portfolios positioned to seek current income with increased emphasis on capital gains potential.

–	Global Total Return Fund (CGO)—invests in equities and higher yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

–	Strategic Total Return Fund (CSQ)—invests in equities and higher yielding convertible securities and corporate bonds, primarily in U.S. markets.

Broadly speaking, we continue to favor companies and issuers with stronger balance sheets and the ability to grow without over-relying on the capital markets. We continue to emphasize companies with global leadership positions, well-recognized brands and capable management teams. Our investment process also reflects long-term thematic influences, such as productivity improvements, globalization and infrastructure building.

We believe that the volatility in the markets will continue to be unpredictable; accordingly, our aim is to think globally and be flexible. We have positioned the portfolios in higher quality names relative to the investment universe in which each respective Fund may participate. In regards to equities, while focusing on income and total return objectives, we have favored larger companies that have stronger balance sheets and global revenue streams, which we believe are better positioned to take advantage of opportunities that globalization offers and have the strength to withstand potential market turbulence.

While there are many positive signs in the economic picture, we continue to favor more conservative positioning in convertibles and high yield bonds. Notably, we have maintained an underweight position in the lowest quality credit tier. Over the years, we have relied heavily on our credit process to serve shareholders. We continue to believe that avoiding these speculative credits is prudent risk management, and historically has served our shareholders well. We have conviction that this positioning provides the portfolio with an attractive risk/reward profile in the current market environment.

In this semiannual report you will find a variety of information about the six months ended April 30, 2010 for your review. Enclosed are commentaries from our investment team, a list of portfolio holdings, financial data and highlights, as well as details about the performance and asset allocation.

During the reporting period, the Fund continued to operate in a very low interest rate environment. The environment has been conducive to the prudent use of leverage in the Fund, as we were able to borrow at inexpensive rates and achieve a return greater than the cost of leverage on the invested proceeds. The use of leverage has also been supportive of the Fund’s distribution rate. We plan to continue the judicious use of leverage so long as we believe it will create value for shareholders. Further, we believe that the Fund’s current distribution rate remains very attractive, especially when viewed against other income producing strategies. We and the Fund’s Board of

2	Strategic Total Return Fund SEMIANNUAL REPORT Letter to Shareholders

Letter to Shareholders

Trustees remain committed to providing a distribution that we believe is generally sustainable over the long-term and we will continue to keep a watchful eye on the investment climate to determine an appropriate rate for our shareholders.

We encourage you to call your financial advisor or Calamos Investments at 800.582.6959 to talk further about your individual investments. You may also visit our website at www.calamos/ce.com for more information about our Funds, their objectives and performances, as well as up-to-date market commentary.

Thank you for your confidence and for letting us serve your investment needs both now and in years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

Strategic Total Return Fund Letter to Shareholders SEMIANNUAL REPORT	3

Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

 TOTAL RETURN*
Common Shares – Inception 03/26/04

			Since
	6 Months	1 Year	Inception**
On Market Price	18.03%	53.73%	0.77%
On NAV	13.97%	47.73%	3.40%
*Total return measures net investment income and net realized gain or loss from portfolio investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.

 SECTOR WEIGHTINGS

Energy	16.3%
Information Technology	15.7
Health Care	12.6
Financials	10.6
Industrials	10.6
Consumer Discretionary	9.5
Consumer Staples	8.2
Materials	5.9
Telecommunication Services	5.3
Utilities	0.5
Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the portfolio may hold.
The objective for the Strategic Total Return Fund (CSQ) is to seek total return though a combination of capital appreciation and current income by investing in a diversified portfolio of equities, convertible securities and below-investment-grade (high yield) fixed-income securities. The Fund seeks to offer investors a defensive approach to equity participation and an attractive monthly distribution (with the added benefit of potential downside protection). By combining equities, convertible bonds and higher yielding corporate securities, the Fund has the capacity to generate capital gains as well as income — providing the opportunity to manage risk and reward over the full course of a market cycle.

About the Fund

•	The Fund’s dynamic asset allocation approach and broad investment universe — including equities, higher yielding convertible and corporate bonds — provides enhanced opportunities for income and total returns.

•	Invests primarily in securities of U.S. issuers.

 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

How did the Fund perform over the reporting period on a NAV basis?

CSQ’s net asset value (NAV) total return was a gain of 13.97% for the reporting period, outperforming the Credit Suisse High Yield Bond Index performance of 11.53% but lagging the BofA ML Convertible Excluding Mandatories Index performance of 15.88% and the S&P 500 Index return of 15.66%.

4	Strategic Total Return Fund SEMIANNUAL REPORT Investment Team Commentary

Investment Team Commentary

How did the Fund perform over the reporting period on a market price basis?

The return on market price was 18.03% for the six-month period ended April 30, 2010. This significantly outperformed both the high yield and convertible indexes mentioned above.

What affected the Fund’s performance over the reporting period?

The Fund is invested in equities, high yield bonds and convertibles. During the reporting period, many of our equity holdings in the Fund performed well and provided significant downside protection during the challenging month of January, when the market sold off due to profit taking by investors, and then subsequently participated on the upside when the markets rebounded.

The Fund’s NAV also benefited as high yield bonds and convertible securities performed well, as investors sought income producing securities during the reporting period. High yield credit spreads narrowed, indicating a preference for high yield bonds, and ended the period with the average spread trading at 588 basis points according to JP Morgan market data (at the beginning of the period, the spread was 749 basis points). In the convertible market, the reporting period was characterized by significant outperformance of the CCC credit tier of the convertible market. In this uncertain market environment, we have been significantly underweight the CCC rated issuers and this hampered the Fund’s performance.

From a top down sector positioning perspective, an overweight position relative to the overall market was supportive to the Fund’s performance over the past six months. An overweight position within energy and an underweight position in consumer staples detracted from performance during the period.

The Fund is focused on investing in securities that potentially offer total return longer term, and that will also provide a yield or distribution. To help manage risks in this area, and certainly in light of current economic and market conditions, the Fund tends to have a higher quality bias than the broad high yield or convertible markets. While this did somewhat reduce returns as the lowest quality tiers of these markets showed the strongest performance, we continue to protect against volatility and default potential of the lowest grade securities.

What are your current thoughts regarding the Fund’s distribution rate?

The Fund has as its objective an emphasis on total return. It has also been operating in a very low interest rate environment as witnessed by the lower relative yields found in the marketplace. The S&P 500 Dividend Yield has been roughly 2%, 10 Year Treasury Bonds were yielding 3.3% and 30 Year Treasuries were yielding 4.2%. To reflect the lower interest rate environment, we reduced the monthly distribution of the Fund last November from $0.0625 to $.0525 per share. We believe that the market price yield of 6.82% at the end of the reporting period is very competitive. The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

Strategic Total Return Fund Investment Team Commentary SEMIANNUAL REPORT	5

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (32.4%)
		Consumer Discretionary (6.3%)
4,824,000		Asbury Automotive Group, Inc. 8.000%, 03/15/14	$4,866,210
14,955,000		DISH Network Corp. 7.125%, 02/01/16	15,254,100
14,473,000		General Motors Corp. 7.200%, 01/15/11	5,463,557
16,402,000		Hanesbrands, Inc.‡ 3.831%, 12/15/14	15,909,940
6,947,000		Jarden Corp. 7.500%, 05/01/17	7,138,042
3,129,000		Kellwood Company 7.625%, 10/15/17	1,470,630
4,824,000		Liberty Media Corp. 8.250%, 02/01/30	4,528,530
135,000		Live Nation Entertainment, Inc.*† 8.125%, 05/15/18	139,388
6,271,000		Mandalay Resort Group 7.625%, 07/15/13	5,604,706
4,713,000		MGM Mirage 7.500%, 06/01/16	4,182,788
7,140,000		NetFlix, Inc. 8.500%, 11/15/17	7,639,800
285,000		Phillips-Van Heusen Corp.† 7.375%, 05/15/20	293,550
		Royal Caribbean Cruises, Ltd.
12,543,000		7.500%, 10/15/27	11,664,990
3,859,000		7.250%, 06/15/16~	3,926,533
8,684,000		Service Corp. International~ 6.750%, 04/01/16	8,727,420
2,412,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	3,505,959

			100,316,143

		Consumer Staples (2.3%)
11,337,000		Chiquita Brands International, Inc. 7.500%, 11/01/14	11,535,398
1,317,000		Del Monte Foods Company* 7.500%, 10/15/19	1,397,666
8,684,000		NBTY, Inc. 7.125%, 10/01/15	8,781,695
14,473,000		Smithfield Foods, Inc. 7.750%, 07/01/17	14,382,544
256,000		TreeHouse Foods, Inc. 7.750%, 03/01/18	267,520

			36,364,823

		Energy (5.6%)
2,446,000		Berry Petroleum Company 8.250%, 11/01/16	2,501,035
		Chesapeake Energy Corp.
6,754,000		6.875%, 01/15/16	6,770,885
3,859,000		7.500%, 06/15/14	3,945,828
3,184,000		Complete Production Services, Inc. 8.000%, 12/15/16	3,271,560
7,719,000		Comstock Resources, Inc. 8.375%, 10/15/17	8,008,462
4,824,000		Concho Resources, Inc. 8.625%, 10/01/17	5,173,740
651,000		Continental Resources, Inc.* 7.375%, 10/01/20	677,040
1,930,000		Dresser-Rand Group, Inc. 7.375%, 11/01/14	1,958,950
2,895,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	2,895,000
		Mariner Energy, Inc.
6,754,000		8.000%, 05/15/17	7,480,055
2,895,000		11.750%, 06/30/16	3,720,075
4,824,000		Petrohawk Energy Corp. 7.125%, 04/01/12	4,848,120
2,895,000		Pride International, Inc. 8.500%, 06/15/19	3,340,106
4,824,000		Superior Energy Services, Inc. 6.875%, 06/01/14	4,824,000
6,754,000		Swift Energy Company 8.875%, 01/15/20	7,100,142
6,252,000		Whiting Petroleum Corp. 7.250%, 05/01/12	6,291,075
14,290,000		Williams Companies, Inc.~ 7.750%, 06/15/31	16,498,234

			89,304,307

		Financials (5.8%)
41,488,000		Ford Motor Credit Company, LLC 9.875%, 08/10/11	43,917,288
16,055,000		Leucadia National Corp.~ 8.125%, 09/15/15	16,897,887
17,367,000		Nuveen Investments, Inc. 10.500%, 11/15/15	17,453,835
3,377,000		OMEGA Healthcare Investors, Inc.* 7.500%, 02/15/20	3,486,753
10,131,000		Senior Housing Properties Trust 8.625%, 01/15/12	10,662,878

			92,418,641

		Health Care (1.2%)
2,171,000		Bio-Rad Laboratories, Inc.~ 7.500%, 08/15/13	2,214,420
3,859,000		Psychiatric Solutions, Inc. 7.750%, 07/15/15	3,955,475
3,859,000		Talecris Biotherapeutics Holdings Corp.* 7.750%, 11/15/16	3,916,885
9,055,000		Valeant Pharmaceuticals International* 7.625%, 03/15/20	9,258,738

			19,345,518

6	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

	Industrials (2.3%)
2,895,000	BE Aerospace, Inc. 8.500%, 07/01/18	$3,104,887
2,171,000	Belden, Inc. 7.000%, 03/15/17	2,149,290
4,824,000	Gardner Denver, Inc. 8.000%, 05/01/13	4,878,270
4,371,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	4,371,000
367,000	Oshkosh Corp.* 8.250%, 03/01/17	388,103
2,895,000	Spirit AeroSystems Holdings, Inc.* 7.500%, 10/01/17	2,974,612
3,338,000	SPX Corp. 7.625%, 12/15/14	3,546,625
1,930,000	Terex Corp. 8.000%, 11/15/17	1,891,400
5,548,000	Trinity Industries, Inc. 6.500%, 03/15/14	5,693,635
2,644,000	Triumph Group, Inc. 8.000%, 11/15/17	2,657,220
4,824,000	Wesco Distribution, Inc. 7.500%, 10/15/17	4,799,880

		36,454,922

	Information Technology (2.5%)
	Amkor Technology, Inc.
15,438,000	9.250%, 06/01/16	16,518,660
2,895,000	7.375%, 05/01/18*	2,902,237
1,100,000	7.750%, 05/15/13	1,115,125
1,925,000	Equinix, Inc. 8.125%, 03/01/18	2,014,031
6,271,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	6,208,290
4,824,000	Jabil Circuit, Inc.~ 8.250%, 03/15/18	5,246,100
719,000	JDA Software Group, Inc.* 8.000%, 12/15/14	756,748
1,930,000	Lexmark International, Inc.~ 6.650%, 06/01/18	2,065,876
3,618,000	Xerox Corp. 8.000%, 02/01/27	3,649,574

		40,476,641

	Materials (2.6%)
1,930,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	1,909,469
2,608,000	Nalco Holding Company* 8.250%, 05/15/17	2,810,120
2,933,000	Silgan Holdings, Inc. 7.250%, 08/15/16	3,072,317
	Steel Dynamics, Inc.
5,403,000	7.750%, 04/15/16	5,666,396
1,351,000	7.625%, 03/15/20*	1,405,040
	Union Carbide Corp.~
10,565,000	7.875%, 04/01/23	10,554,467
8,346,000	7.500%, 06/01/25	8,158,724
7,092,000	Westlake Chemical Corp. 6.625%, 01/15/16	7,127,460

		40,703,993

	Telecommunication Services (3.2%)
17,078,000	Frontier Communications Corp. 9.000%, 08/15/31	17,334,170
8,684,000	Leap Wireless International, Inc. 9.375%, 11/01/14	9,020,505
3,666,000	New Communications Holdings, Inc.* 8.250%, 04/15/17	3,794,310
14,019,000	Qwest Communications International, Inc. 7.750%, 02/15/31	13,808,715
4,824,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	4,920,480
2,895,000	Windstream Corp. 8.625%, 08/01/16	2,978,231

		51,856,411

	Utilities (0.6%)
13,508,000	Energy Future Holdings Corp.~ 10.250%, 11/01/15	10,198,540

	TOTAL CORPORATE BONDS (Cost $523,142,396)	517,439,939

CONVERTIBLE BONDS (12.1%)
	Consumer Discretionary (1.4%)
7,000,000	General Motors Corp. - Series C 6.250%, 07/15/33	2,431,100
15,000,000	Liberty Media Corp. (Time Warner, Inc.)§ 3.125%, 03/30/23	16,612,500
5,680,000	Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	3,699,100

		22,742,700

	Energy (0.6%)
8,290,000	St. Mary Land & Exploration Company 3.500%, 04/01/27	8,714,863

	Financials (0.8%)
13,020,000	Affiliated Managers Group, Inc. 3.950%, 08/15/38	13,361,775

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	7

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Industrials (2.7%)
25,597,000		L-3 Communications Holdings, Inc. 3.000%, 08/01/35	$26,972,839
18,000,000		Trinity Industries, Inc. 3.875%, 06/01/36	15,480,000

			42,452,839

		Information Technology (6.1%)
2,700,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	4,692,972
16,000,000		Euronet Worldwide, Inc. 3.500%, 10/15/25	15,360,000
31,500,000		Intel Corp. 2.950%, 12/15/35	32,051,250
33,900,000		Linear Technology Corp. 3.000%, 05/01/27	33,984,750
12,000,000		VeriSign, Inc. 3.250%, 08/15/37	11,370,000

			97,458,972

		Materials (0.5%)
5,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	5,880,915
2,000,000		Newmont Mining Corp. 3.000%, 02/15/12	2,675,000

			8,555,915

		TOTAL CONVERTIBLE BONDS (Cost $204,336,560)	193,287,064

U.S. GOVERNMENT AND AGENCY SECURITY (0.7%)
11,723,000		United States Treasury Note~ 1.500%, 10/31/10 (Cost $11,795,587)	11,795,354

SOVEREIGN BOND (1.2%)
3,329,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12 (Cost $19,353,971)	19,155,314

SYNTHETIC CONVERTIBLE SECURITIES (1.5%)
Corporate Bonds (1.2%)
		Consumer Discretionary (0.2%)
176,000		Asbury Automotive Group, Inc. 8.000%, 03/15/14	177,540
545,000		DISH Network Corp. 7.125%, 02/01/16	555,900
527,000		General Motors Corp. 7.200%, 01/15/11	198,942
598,000		Hanesbrands, Inc.‡ 3.831%, 12/15/14	580,060
253,000		Jarden Corp. 7.500%, 05/01/17	259,957
114,000		Kellwood Company 7.625%, 10/15/17	53,580
176,000		Liberty Media Corp. 8.250%, 02/01/30	165,220
5,000		Live Nation Entertainment, Inc.*† 8.125%, 05/15/18	5,163
229,000		Mandalay Resort Group 7.625%, 07/15/13	204,669
172,000		MGM Mirage 7.500%, 06/01/16	152,650
260,000		NetFlix, Inc. 8.500%, 11/15/17	278,200
10,000		Phillips-Van Heusen Corp.† 7.375%, 05/15/20	10,300
		Royal Caribbean Cruises, Ltd.
457,000		7.500%, 10/15/27	425,010
141,000		7.250%, 06/15/16~	143,468
316,000		Service Corp. International~ 6.750%, 04/01/16	317,580
88,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	127,912

			3,656,151

		Consumer Staples (0.1%)
413,000		Chiquita Brands International, Inc. 7.500%, 11/01/14	420,228
48,000		Del Monte Foods Company* 7.500%, 10/15/19	50,940
316,000		NBTY, Inc. 7.125%, 10/01/15	319,555
527,000		Smithfield Foods, Inc. 7.750%, 07/01/17	523,706
9,000		TreeHouse Foods, Inc. 7.750%, 03/01/18	9,405

			1,323,834

		Energy (0.2%)
89,000		Berry Petroleum Company 8.250%, 11/01/16	91,003
		Chesapeake Energy Corp.
246,000		6.875%, 01/15/16	246,615
141,000		7.500%, 06/15/14	144,173
116,000		Complete Production Services, Inc. 8.000%, 12/15/16	119,190
281,000		Comstock Resources, Inc. 8.375%, 10/15/17	291,537
176,000		Concho Resources, Inc. 8.625%, 10/01/17	188,760
24,000		Continental Resources, Inc.* 7.375%, 10/01/20	24,960
70,000		Dresser-Rand Group, Inc. 7.375%, 11/01/14	71,050
105,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	105,000

8	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

	Mariner Energy, Inc.
246,000	8.000%, 05/15/17	$272,445
105,000	11.750%, 06/30/16	134,925
176,000	Petrohawk Energy Corp. 7.125%, 04/01/12	176,880
105,000	Pride International, Inc. 8.500%, 06/15/19	121,144
176,000	Superior Energy Services, Inc. 6.875%, 06/01/14	176,000
246,000	Swift Energy Company 8.875%, 01/15/20	258,607
228,000	Whiting Petroleum Corp. 7.250%, 05/01/12	229,425
521,000	Williams Companies, Inc.~ 7.750%, 06/15/31	601,510

		3,253,224

	Financials (0.2%)
1,512,000	Ford Motor Credit Company, LLC 9.875%, 08/10/11	1,600,534
585,000	Leucadia National Corp.~ 8.125%, 09/15/15	615,712
633,000	Nuveen Investments, Inc. 10.500%, 11/15/15	636,165
123,000	OMEGA Healthcare Investors, Inc.* 7.500%, 02/15/20	126,998
369,000	Senior Housing Properties Trust 8.625%, 01/15/12	388,372

		3,367,781

	Health Care (0.1%)
79,000	Bio-Rad Laboratories, Inc.~ 7.500%, 08/15/13	80,580
141,000	Psychiatric Solutions, Inc. 7.750%, 07/15/15	144,525
141,000	Talecris Biotherapeutics Holdings Corp.* 7.750%, 11/15/16	143,115
330,000	Valeant Pharmaceuticals International* 7.625%, 03/15/20	337,425

		705,645

	Industrials (0.1%)
105,000	BE Aerospace, Inc. 8.500%, 07/01/18	112,612
79,000	Belden, Inc. 7.000%, 03/15/17	78,210
176,000	Gardner Denver, Inc. 8.000%, 05/01/13	177,980
159,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	159,000
13,000	Oshkosh Corp.* 8.250%, 03/01/17	13,748
105,000	Spirit AeroSystems Holdings, Inc.* 7.500%, 10/01/17	107,888
122,000	SPX Corp. 7.625%, 12/15/14	129,625
70,000	Terex Corp. 8.000%, 11/15/17	68,600
202,000	Trinity Industries, Inc. 6.500%, 03/15/14	207,302
96,000	Triumph Group, Inc. 8.000%, 11/15/17	96,480
176,000	Wesco Distribution, Inc. 7.500%, 10/15/17	175,120

		1,326,565

	Information Technology (0.1%)
	Amkor Technology, Inc.
562,000	9.250%, 06/01/16	601,340
105,000	7.375%, 05/01/18*	105,262
40,000	7.750%, 05/15/13	40,550
70,000	Equinix, Inc. 8.125%, 03/01/18	73,238
229,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	226,710
176,000	Jabil Circuit, Inc.~ 8.250%, 03/15/18	191,400
26,000	JDA Software Group, Inc.* 8.000%, 12/15/14	27,365
70,000	Lexmark International, Inc.~ 6.650%, 06/01/18	74,928
132,000	Xerox Corp. 8.000%, 02/01/27	133,152

		1,473,945

	Materials (0.1%)
70,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	69,255
95,000	Nalco Holding Company* 8.250%, 05/15/17	102,363
107,000	Silgan Holdings, Inc. 7.250%, 08/15/16	112,082
	Steel Dynamics, Inc.
197,000	7.750%, 04/15/16	206,604
49,000	7.625%, 03/15/20*	50,960
	Union Carbide Corp.~
385,000	7.875%, 04/01/23	384,616
304,000	7.500%, 06/01/25	297,179
258,000	Westlake Chemical Corp. 6.625%, 01/15/16	259,290

		1,482,349

	Telecommunication Services (0.1%)
622,000	Frontier Communications Corp. 9.000%, 08/15/31	631,330

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	9

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

316,000		Leap Wireless International, Inc. 9.375%, 11/01/14	$328,245
134,000		New Communications Holdings, Inc.* 8.250%, 04/15/17	138,690
511,000		Qwest Communications International, Inc. 7.750%, 02/15/31	503,335
176,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	179,520
105,000		Windstream Corp. 8.625%, 08/01/16	108,018

			1,889,138

		Utilities (0.0%)
492,000		Energy Future Holdings Corp.~ 10.250%, 11/01/15	371,460

		TOTAL CORPORATE BONDS	18,850,092

U.S. Government and Agency Security (0.0%)
427,000		United States Treasury Note~ 1.500%, 10/31/10	429,635

Sovereign Bond (0.1%)
121,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	696,243

NUMBER OF
CONTRACTS			VALUE

Purchased Options (0.2%) #
		Information Technology (0.2%)
335		Apple, Inc. Call, 01/21/12, Strike $210.00	2,717,688
190		Mastercard, Inc. Call, 01/21/12, Strike $250.00	808,450

		TOTAL PURCHASED OPTIONS	3,526,138

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $22,945,453)	23,502,108

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (7.9%)
		Consumer Staples (1.8%)
470,000		Archer-Daniels-Midland Companyµ 6.250%	18,612,000
18,000		Bunge, Ltd. 5.125%	9,832,500

			28,444,500

		Financials (3.5%)
425,000		American International Group, Inc. 8.500%	4,186,250
43,000		Bank of America Corp.µ 7.250%	42,225,570
14,000		SLM Corp. 7.250%	9,217,740

			55,629,560

		Industrials (0.2%)
3,192		Stanley Works‡ 5.125%	3,348,408

		Materials (2.4%)
315,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	32,611,005
65,000		Vale, SAµ 6.750%	5,731,700

			38,342,705

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $180,141,867)	125,765,173

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (7.2%) +*
		Consumer Discretionary (0.6%)
42,300		Credit Suisse Group (Priceline.com, Inc.) 11.000%, 10/19/10	10,465,020

		Energy (2.9%)
267,500		BNP Paribas, SA (ENSCO, PLC) 11.000%, 11/22/10	12,519,000
110,100		Deutsche Bank, AG (Apache Corp.) 8.000%, 06/10/10	11,067,252
300,000		Goldman Sachs Group, Inc. (Noble Corp.) 12.000%, 06/30/10	11,970,000
150,404		JPMorgan Chase & Company (Devon Energy Corp.) 8.000%, 05/28/10	10,135,726

			45,691,978

		Health Care (0.6%)
245,000		Deutsche Bank, AG (Medtronic, Inc.) 11.000%, 05/27/10	9,305,100

10	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

NUMBER OF
UNITS			VALUE

		Information Technology (1.6%)
590,000		Barclays Capital, Inc. (EMC Corp.) 8.000%, 09/08/10	$10,738,000
150,000		Barclays Capital, Inc. (Lexmark International, Inc.) 11.000%, 11/12/10	5,458,500
501,300		Deutsche Bank, AG (Seagate Technology) 11.000%, 08/31/10	9,424,440

			25,620,940

		Materials (1.5%)
262,000		Credit Suisse Group (Barrick Gold Corp.) 11.000%, 11/16/10	11,001,380
170,300		JPMorgan Chase & Company (Freeport-McMoRan Copper & Gold, Inc.) 12.000%, 05/19/10	12,934,285

			23,935,665

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $115,663,263)	115,018,703

NUMBER OF
SHARES			VALUE

COMMON STOCKS (66.3%)
		Consumer Discretionary (4.1%)
100,000		Amazon.com, Inc.µ#	13,706,000
800,000		Carnival Corp.µ	33,360,000
300,000		CBS Corp.µ	4,863,000
400,000		Harley-Davidson, Inc.µ	13,532,000

			65,461,000

		Consumer Staples (6.7%)
1,275,000		Coca-Cola Companyµ	68,148,750
600,000	GBP	Diageo, PLC	10,233,074
250,000		Kimberly-Clark Corp.µ	15,315,000
450,000		Sysco Corp.µ	14,193,000

			107,889,824

		Energy (12.5%)
800,000		BP, PLCµ	41,720,000
665,000		Chevron Corp.µ	54,157,600
6,500,000	HKD	CNOOC, Ltd.	11,433,316
775,000		ConocoPhillipsµ	45,872,250
100,000		Diamond Offshore Drilling, Inc.	7,910,000
575,000		Marathon Oil Corp.µ	18,486,250
400,000	BRL	Petróleo Brasileiro, SA	8,502,805
50,000	EUR	Technip, SA	3,998,045
150,000	EUR	TOTAL, SA	8,161,096

			200,241,362

		Financials (3.9%)
500,000		Bank of America Corp.µ	8,915,000
1,727,457		Citigroup, Inc.µ#	7,548,987
600,000		JPMorgan Chase & Companyµ	25,548,000
158,074		Lincoln National Corp.µ	4,835,484
271,950		MetLife, Inc.µ	12,395,481
71,676		Wells Fargo & Companyµ	2,373,192

			61,616,144

		Health Care (15.0%)
925,000		Bristol-Myers Squibb Companyµ	23,393,250
300,000		Eli Lilly and Companyµ	10,491,000
945,000		Johnson & Johnsonµ	60,763,500
2,559,134		Merck & Company, Inc.µ	89,672,055
3,300,000		Pfizer, Inc.µ	55,176,000

			239,495,805

		Industrials (9.0%)
312,192		Avery Dennison Corp.µ	12,184,854
230,000		Boeing Companyµ	16,658,900
3,135,000		General Electric Companyµ	59,126,100
480,000		Honeywell International, Inc.µ	22,785,600
450,000		Masco Corp.	7,303,500
335,000		United Technologies Corp.µ	25,108,250

			143,167,204

		Information Technology (10.5%)
600,000		eBay, Inc.µ#	14,286,000
1,787,000		Intel Corp.µ	40,797,210
650,000	TWD	MediaTek, Inc.	11,005,827
1,625,000		Microsoft Corp.µ	49,627,500
300,000		Nintendo Company, Ltd.	12,644,940
2,200,000		Nokia Corp.µ#	26,752,000
325,000		QUALCOMM, Inc.µ	12,590,500

			167,703,977

		Materials (0.8%)
400,000		Dow Chemical Companyµ	12,332,000

		Telecommunication Services (3.8%)
1,225,000		AT&T, Inc.µ	31,923,500
450,000	EUR	France Telecom, SA	9,851,245
639,000		Verizon Communications, Inc.µ	18,460,710

			60,235,455

		TOTAL COMMON STOCKS (Cost $1,329,311,406)	1,058,142,771

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	11

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (4.0%)
63,749,193	Fidelity Prime Money Market Fund - Institutional Class (Cost $63,749,193)	$63,749,193

TOTAL INVESTMENTS (133.3%) (Cost $2,470,439,696)		2,127,855,619

LIABILITIES, LESS OTHER ASSETS (-33.3%)		(531,648,096)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$1,596,207,523

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2010.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $115,163,254 or 7.2% of net assets applicable to common shareholders.
†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities aggregate a total value of $91,480,643.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $859,256,261. $478,209,710 of the collateral has been re-registered by the counterparty.
+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	$108,100,000	$(1,485,515)
BNP Paribas, SA	2.5350% quarterly	3 month LIBOR	03/09/14	90,000,000	(1,794,275)
BNP Paribas, SA	2.9700% quarterly	3 month LIBOR	07/03/14	75,000,000	(2,394,611)
BNP Paribas, SA	2.0200% quarterly	3 month LIBOR	03/09/12	60,000,000	(1,211,461)
BNP Paribas, SA	3.3550% quarterly	3 month LIBOR	06/09/14	60,000,000	(3,049,356)
BNP Paribas, SA	2.1350% quarterly	3 month LIBOR	07/03/12	52,000,000	(1,066,837)
BNP Paribas, SA	2.4700% quarterly	3 month LIBOR	06/11/12	40,000,000	(1,191,904)

					$(12,193,959)

12	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

April 30, 2010 (unaudited)

ASSETS
Investments in securities, at value (cost $2,470,439,696)	$2,127,855,619
Foreign currency (cost $54,452)	54,115
Receivables:
Accrued interest and dividends	16,700,541
Investments sold	8,622,114
Prepaid expenses	142,077
Other assets	190,232

Total assets	2,153,564,698

LIABILITIES
Unrealized depreciation on interest rate swaps	12,193,959
Payables:
Note payable	539,000,000
Investments purchased	3,870,703
Affiliates:
Investment advisory fees	1,770,015
Deferred compensation to trustees	190,232
Financial accounting fees	20,260
Trustees’ fees and officer compensation	1,386
Other accounts payable and accrued liabilities	310,620

Total liabilities	557,357,175

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,596,207,523

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 154,514,000 shares issued and outstanding	$2,159,923,687
Undistributed net investment income (loss)	(28,617,733)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	(180,300,655)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	(354,797,776)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,596,207,523

Net asset value per common shares based upon 154,514,000 shares issued and outstanding	$10.33

Strategic Total Return Fund Statement of Assets and Liabilities SEMIANNUAL REPORT	13

See accompanying Notes to Financial Statements

Statement of Operations

Six Months Ended April 30, 2010 (unaudited)

INVESTMENT INCOME
Interest	$27,950,096
Dividends	29,121,569
Securities lending income	111,323
Dividend taxes withheld	(49,173)

Total investment income	57,133,815

EXPENSES
Investment advisory fees	10,333,770
Interest expense and related fees	5,607,522
Printing and mailing fees	136,588
Financial accounting fees	118,128
Registration fees	67,694
Accounting fees	57,439
Custodian fees	47,518
Audit fees	45,842
Legal fees	40,806
Trustees’ fees and officer compensation	39,364
Transfer agent fees	18,744
Other	41,967

Total expenses	16,555,382

Net expenses	16,555,382

NET INVESTMENT INCOME (LOSS)	40,578,433

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	18,915,008
Purchased options	(5,313,571)
Foreign currency transactions	(6,499)
Written options	(24,608,435)
Interest rate swaps	(5,294,889)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	164,842,912
Purchased options	6,601,739
Foreign currency translations	(61,203)
Written options	1,881,486
Interest rate swaps	(3,782,729)

NET GAIN (LOSS)	153,173,819

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$193,752,252

14	Strategic Total Return Fund SEMIANNUAL REPORT Statement of Operations

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2010	October 31,
	(unaudited)	2009

OPERATIONS
Net investment income (loss)	$40,578,433	$79,544,759
Net realized gain (loss)	(16,308,386)	(169,383,555)
Change in unrealized appreciation/(depreciation)	169,482,205	449,976,520
Distributions to preferred shareholders from:
Net investment income	—	(1,076,145)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	193,752,252	359,061,579

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(48,671,910)	(90,770,883)
Return of capital	—	(40,566,017)

Net decrease in net assets from distributions to common shareholders	(48,671,910)	(131,336,900)

CAPITAL STOCK TRANSACTIONS
Offering costs on common shares	—	(40,408)

Net increase (decrease) in net assets from capital stock transactions	—	(40,408)

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	145,080,342	227,684,271

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$1,451,127,181	$1,223,442,910

End of period	1,596,207,523	1,451,127,181

Undistributed net investment income (loss)	$(28,617,733)	$(20,524,526)

Strategic Total Return Fund Statements of Changes in Net Assets SEMIANNUAL REPORT	15

See accompanying Notes to Financial Statements

Statement of Cash Flows

Six Months Ended April 30, 2010 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$193,752,252
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities
Change in unrealized appreciation or depreciation on interest rate swaps	3,782,729
Change in written options	(19,095,650)
Purchase of investment securities	(417,789,893)
Proceeds from disposition of investment securities	506,335,780
Amortization and accretion of fixed-income securities	(5,725)
Purchase of short term investments, net	(36,847,541)
Net realized gains/losses from investments, excluding purchased options	(18,915,008)
Net realized gains/losses from purchased options	5,313,571
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(164,842,912)
Change in unrealized appreciation or depreciation on purchased options	(6,601,739)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	2,835,398
Prepaid expenses	(102,868)
Other assets	(33,032)
Increase/(decrease) in liabilities:
Payables to affiliates	98,167
Other accounts payable and accrued liabilities	3,121

Net cash provided by/(used in) operating activities	$47,886,650

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to common shareholders	(48,671,910)

Net cash provided by/(used in) in financing activities	$(48,671,910)

Net increase/(decrease) in cash	$(785,260)

Cash at beginning of period	$839,375

Cash and foreign currency at end of period	$54,115

Supplemental disclosure
Cash paid for interest and related fees	$5,637,498

16	Strategic Total Return Fund SEMIANNUAL REPORT Statement of Cash Flows

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund invests primarily in common and preferred stocks and income producing securities such as investment grade and below grade debt securities.

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities and certain convertible preferred securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	17

Notes to Financial Statements

institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005-2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

18	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $190,232 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2010. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2010.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sale of long-term investments, for the period ended April 30, 2010 were as follows:

Cost of purchases	$240,219,715
Proceeds from sales	370,540,319

The following information is presented on a federal income tax basis as of April 30, 2010. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	19

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at April 30, 2010 was as follows:

Cost basis of Investments	$2,566,452,419

Gross unrealized appreciation	47,384,893
Gross unrealized depreciation	(485,981,693)

Net unrealized appreciation (depreciation)	$(438,596,800)

NOTE 4 – INCOME TAXES

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The tax character of distributions for the period ended April 30, 2010 will be determined at the end of each Fund’s current fiscal year.

Distributions for the fiscal year ended October 31, 2009, were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$91,992,775
Long-term capital gains	—
Return of capital	40,566,017

As of October 31, 2009, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(93,495,897)
Net unrealized gains/(losses)	(615,133,647)

Total accumulated earnings/(losses)	(708,629,544)
Other	(166,962)
Paid-in capital	2,159,923,687

Net assets applicable to common shareholders	$1,451,127,181

As of October 31, 2009, the Fund had capital loss carryforward of $93,495,897 which, if not used, will expire in 2017.

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at April 30, 2010. Calamos Advisors owned 23,855 of the outstanding shares at April 30, 2010. Transactions in common shares were as follows:

	Period Ended	Year Ended
	April 30, 2010	October 31, 2009

Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distribution	—	—

Ending shares	154,514,000	154,514,000

20	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

NOTE 6 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2010.

Equity Risk. The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30, 2010, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended April 30, 2010, the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2009	46,750	$17,214,164
Options written	32,250	7,864,270
Options closed	(79,000)	(25,078,434)
Options exercised	—	—
Options expired	—	—

Options outstanding at April 30, 2010	—	$—

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the fund’s borrowings (see Note 8 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, a Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements

notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2010, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by gross value as of April 30, 2010:

	Assets		Liabilities
	Statement of Assets &		Statement of Assets &
	Liabilities Location	Value	Liabilities Location	Value

Derivative Type:
Purchased options	Investments in securities	$3,526,138
Interest Rate contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	$12,193,959

VOLUME OF DERIVATIVE ACTIVITY FOR THE SIX MONTHS ENDED APRIL 30, 2010*

Equity:
Purchased options	525
Written options	32,250
Foreign currency contracts	—
Interest rate swaps	—
Credit swaps	—

*Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

NOTE 7 – PREFERRED SHARES

On March 18, 2009, the Fund’s Board approved the final redemption of all preferred shares outstanding. The shares were redeemed at a price of $25,000 per share plus any accrued and unpaid dividends (an aggregate price of $200,027,445).

NOTE 8 – BORROWINGS

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the Agreement) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $1,080,000,000 and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. For the period ended April 30, 2010, the average borrowings under the Agreement

22	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

and the average interest rate were $539,000,000 and 1.22%, respectively. As of April 30, 2010, the amount of such outstanding borrowings is $539,000,000. The interest rate applicable to the borrowings on April 30, 2010 was 1.29%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

NOTE 9 – SYNTHETIC CONVERTIBLE SECURITIES

The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 10 – SECURITIES LENDING

The Fund may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. The

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	23

Notes to Financial Statements

Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Fund’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Fund records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Fund will record unrealized depreciation equal to the decline in value of the invested collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At April 30, 2010, the Fund had no securities on loan.

NOTE 11 – WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

NOTE 12 – STRUCTURED EQUITY-LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statement of Operations.

24	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 13 – VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 assets and liabilities use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 assets and liabilities reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, etc.).

•	Level 3 assets and liabilities are valued using unobservable inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value).

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 – Quoted Prices
Common Stocks	$1,003,460,168	$—
Convertible Preferred Stocks	103,366,525	—
Synthetic Convertible Securities (Purchased Options)	3,526,138	—
Short Term Investments	63,749,193	—
Level 2 – Other significant observable inputs
Common Stocks	54,682,603	—
Convertible Bonds	193,287,064	—
Corporate Bonds	517,439,939	—
U.S. Government and Agency Security	11,795,354	—
Sovereign Bond	19,155,314
Convertible Preferred Stocks	22,398,648	—
Synthetic Convertible Securities (Corporate Bonds, U.S. Government and Agency Security, Sovereign Bond)	19,975,970	—
Structured Equity-Linked Securities	115,018,703	—
Interest Rate Swaps	—	(12,193,959)

Total	$2,127,855,619	$(12,193,959)

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	25

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Six Months Ended
	April 30,
	(unaudited)		Year Ended October 31,

	2010		2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.39		$7.92	$16.92	$15.71	$14.44	$14.23

Income from investment operations:
Net investment income (loss)	0.26	**	0.51 **	0.73 **	0.86 **	0.89	0.93

Net realized and unrealized gain (loss)	1.00		1.82	(8.26)	1.89	1.86	0.48

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		(0.01)	(0.13)	(0.32)	(0.33)	(0.21)

Net realized gains (common share equivalent basis)	—		—	(0.08)	(0.05)	—	—

Total from investment operations	1.26		2.32	(7.74)	2.38	2.42	1.20

Less distributions to common shareholders from:
Net investment income	(0.32)		(0.59)	(1.12)	(1.01)	(0.77)	(0.71)

Net realized gains	—		—	(0.14)	(0.16)	(0.38)	(0.28)

Return of capital	—		(0.26)	—	—	—	—

Capital charge resulting from issuance of common and preferred shares and related offering costs	—		— (a)	— (a)	—	—	—

Net asset value, end of period	$10.33		$9.39	$7.92	$16.92	$15.71	$14.44

Market value, end of period	$9.24		$8.11	$6.94	$14.70	$14.91	$13.71

Total investment return based on(b):
Net asset value	13.97%		34.79%	(47.73)%	16.33%	18.03%	8.95%

Market value	18.03%		32.85%	(47.28)%	6.49%	17.99%	10.35%

Net assets, end of period (000)	$1,596,208		$1,451,127	$1,223,443	$2,615,012	$2,427,632	$2,231,348

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$200,000	$1,080,000	$1,080,000	$1,080,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	2.16	%(d)	2.81%	2.35%	1.61%	1.66%	1.67%

Gross expenses prior to expense reductions and earnings credits(c)	2.16	%(d)	2.81%	2.35%	1.62%	1.66%	1.67%

Net expenses, excluding interest expense	1.43	%(d)	1.69%	1.93%	1.61%	1.66%	1.67%

Net investment income (loss)(c)	5.30	%(d)	6.56%	5.43%	5.30%	5.92%	6.25%

Preferred share distributions	—	%(d)	0.09%	0.97%	1.95%	2.18%	1.40%

Net investment income (loss), net of preferred share distributions from net investment income	5.30	%(d)	6.47%	4.46%	3.35%	3.74%	4.85%

Portfolio turnover rate	12%		11%	53%	48%	48%	71%

Average commission rate paid	$0.0179		$0.0159	$0.0495	$0.0283	$0.0342	$0.0381

Asset coverage per preferred share, at end of period(e)	$—		$—	$177,949	$85,552	$81,216	$76,667

Asset coverage per $1,000 of loan outstanding(f)	$3,961		$3,692	$3,694	$—	$—	$—

**	Net investment income allocated based on average shares method.
(a)	Amount equated to less than $0.005 per common share.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.
(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.
(f)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

26	Strategic Total Return Fund SEMIANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Strategic Total Return Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2010, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2009 and the financial highlights for each of the five years then ended; and in our report dated December 17, 2009, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 22, 2010

Strategic Total Return Fund Report of Independent Registered Public Accounting Firm SEMIANNUAL REPORT	27

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About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

Strategic Total Return Fund About Closed-End Funds SEMIANNUAL REPORT	29

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

30	Strategic Total Return Fund SEMIANNUAL REPORT Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

Strategic Total Return Fund The Calamos Investments Advantage SEMIANNUAL REPORT	31

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/10	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments and may vary over time.

32	Strategic Total Return Fund SEMIANNUAL REPORT Calamos Closed-End Funds

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs

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You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications would have arrived by traditional mail.

Visit www.calamos.com and sign up for e-Delivery.

Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2009, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 21, 2010, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K&L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2010 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CSQSAN 1946 2010

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2010

By:	/s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 24, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2010

By:	/s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 24, 2010